UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event) May 17, 2007


                                KOPIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                 000-19882                 04-2833935
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)



                    200 John Hancock Road, Taunton, MA 02780
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (508) 824-6696

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a
            Continued Listing Rule or Standard; Transfer of Listing.

         Kopin Corporation issued a press release on May 18, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that on May 17, 2007 it received a NASDAQ Staff Determination letter indicating that the company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007. In the press release, the Company also noted that it has received a stay of its delisting pending a hearing before the NASDAQ Listing and Hearing Review Council. The date of the hearing with the Listing Council has not yet been determined, and pending the outcome of the hearing Kopin's common stock will remain listed on The NASDAQ Global Market. However, there can be no assurance that the Listing Council will grant Kopin's request for continued listing of its common stock.

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits.

         99.1  Kopin Corporation Press Release, dated May 18, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KOPIN CORPORATION


Dated: May 18, 2007           By: /s/ Richard A. Sneider
                                  -------------------------------
                                   Richard A. Sneider
                                   Treasurer and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)